Share Transfer Agreement

Party A: Yan Fang

Party B: Zhengzhou Anhou Insurance Agency Co., Ltd.

Given that party A intends to sell 33.43% shares that party A holds in Sichuan Kangzhuang Insurance Agent Limited Liability Company;

Given that party B is separate legal entity, intends to accept share of party A, and takes participation in running existing business of the company;

1.
Party A agrees to transfer RMB2,006,000 shares(taking up 33.43% of total amount of registered capital of the company), holding in Sichuan Kangzhuang Insurance Agent Limited Liability Company to party B;

2.
Party B agrees to accept RMB2,006,000 shares(taking up 33.43% of total amount of registered capital of the company) that party A holds in Sichuan Kangzhuang Insurance Agent Limited Liability Company, from party A;

3.	Party A and board of directors of party B have reviewed and issued related resolutions on share transfer;

4.	Both party A and party B fully understand respective rights and obligations in this process of share transfer, and agree to transfer shares under laws.

5.
In accordance with relevant laws and regulations of People’s Republic of China, and the principle of equality and mutual benefit, party A and party B sign this share transfer agreement through friendly consultation, in order that both parties shall comply with it mutually;

Article I: party A and party B of this agreement

1.1	Assignor: Yan Fang
Address: Room 1204, No.1, Alley 2107, Jiaotong Road, Putuo District, Shanghai.
Nationality: China

1.2	Assignee: Zhenzhou Anhou Insurance Agent Company Limited
Address: Block F, Floor 4th, Hesheng Building, No.26, Yousheng South Road, Jinshui District, Zhenzhou
Legal representative: Li Fuzhang
Nationality: Taiwan, China

Article II: place for signing this agreement

2.1 Place for signing this agreement: Area C, Floor 14th, No.57, Dongyu Street, Jinjiang District, Chengdu, Sichuan

Article III: Object for transfer and price

3.1 Party A transfers RMB2, 006,000 shares (taking up 33.43% of total amount of registered capital of the company), holding in Sichuan Kangzhuang Insurance Agent Limited Liability Company to party B;

3.2 Party B agrees to accept above share transfer;

3.3 Party A and party B unanimously determine that price of above share transfer is RMB178, 056(in figures: 178,056yuan);

3.4  Party A guarantees that shares that are transferred to party B have completely independent rights, do not set up any pledge, and are not involved in any dispute and lawsuit.

Article IV: Transfer payment

4.1 Upon this agreement comes into force, party B shall pay the specified transfer payment to party A in full under this agreement.

4.2 Transfer payment that party B pays shall be deposited into the bank account that party A designates, or shall be paid in cash.

Article V: Registration procedure of modification for above share transfer shall be completed within 60 days after the day when this agreement comes into force.

Article VI: Rights and obligations of party A and party B

6.1 When this transfer procedure is completed, party B shall have 33.43% shares in Sichuan Kangzhuang Insurance Agent Limited Liability Company, and shall enjoy relevant rights and interests.

6.2 Party A and party B shall keep this transfer and all contents in confidence until this transfer is completed.

6.3 Party B shall pay the share transfer in time in accordance with this agreement.

6.4 Party A and party B shall provide necessary assistance and cooperation on legal procedures, such as applying for approved document, and transference registration.

6.5 Upon procedure of shareholding modification registration is completed, party A shall not enjoy any right of the company.

6.6  Party A promises to take responsibility for strictly keeping any proprietary information of the company, obtained during being shareholder of the company (including but not be limited to financial situation, customer resources and business channels), in confidentiality, shall not provide them to any third party for occupying or using by any ways, and shall not apply them to self-operated business.

Article VII: Liability for breach of agreement

7.1 Upon this formal agreement is signed, in case that either party does not perform or not fully perform this agreement, it shall constitute a breach of the agreement. The party in breach shall pay all direct economic losses to the non-breaching party for the breach.

7.2 In case that either party breaches the agreement, the non-breaching party shall have the right to demand the party in breach continuously fulfill this agreement.

Article VIII: Modification and dissolution of the agreement

8.1 Modification of this agreement shall be negotiated by party A and party B, and written modification agreement shall be made. In case that both parties can not reach an agreement, this agreement shall remain in force.

8.2 In case that either party breaches this agreement, the non-breaching party shall have the right to demand the party in breach continue to fulfill this agreement.

8.3 In case that party A and party B agree to terminate this agreement, written agreement shall be made. This written agreement shall come into force upon being signed and sealed by both parties.

Article IX: Applicable laws and solution for disputes

9.1 This agreement is applied to laws of People’s Republic of China.

9.2 Any dispute, caused by fulfilling this agreement, or relevant to this agreement, shall be solved by party A and party B through friendly negotiations. In case that the negotiations are unsuccessful, either party shall have the right to bring a suit.

Article X: Entry into force of the agreement and others

10.1 This agreement comes into force upon being signed and sealed by party A and party B.  This agreement is made in three original copies, one for party A, one for party B, one for the approval authority.

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甲方：燕芳
乙方：郑州市安侯保险代理有限公司

鉴于甲方有意出让其所持有的四川康庄保险代理有限责任公司其中的 33.43%的股权； 鉴于乙方为独立的法人，且愿意受让甲方股权，参与金银公司现有业务；

一， 甲方同意将所有的四川康庄保险代理有限责任公司的 200.6 万元的股权（占该公司 注册资本总额的 33.43%）转让给乙方；

二， 乙方同意受让甲方所持有的四川康庄保险代理有限责任公司的 200.6 万元股权（占 该公司注册总资本的 33.43%）;

三， 甲方本人及乙方董事会就股权转让事宜进行审议并作出相关决议；

四， 甲乙双方根据中华人民共和国有关法律、法规的规定，经友好协商本着平等互利的 原则，现签订股权转让协议，以资双方共同遵守：

第一条， 协议双方

1.1 转让方：燕芳
地址：上海市普陀区交通路 2107 弄 1 号 1204 室。
国籍：中国

1.2 受让方：郑州市安侯保险代理有限公司
地址：郑州市金水区优胜南路 26 号合盛大厦 4 楼F 座
法人代表：郦福章
国籍：中国，台湾
第二条， 协议签订地

2.1 本协议签订地为：四川省成都市锦江区东御街 57 号 14 楼B 区。
第三条：转让标的及价款

3.1 甲方持有的四川康庄保险代理有限责任公司的 200.6 万元股份（占该公司的注册总额的 33.43%）转让给乙方；

3.2 乙方同意接受上述股权的转让；

3.2 甲乙双方一致确定上述股权转让的价款为人民币壹拾柒万捌仟零伍拾陆元整（小写：178,056 元）；

3.3 甲方保证对其向乙方转让的股权享有完全的独立权益，没有设置任何的质押，未涉及任 何的争议和诉讼。
第四条： 转让款的支付

4.1 本协议生效后，乙方应按本协议的规定足额支付甲方约定的转让款。

4.2 乙方所支付的转让款应存入甲方指定的账户，或现金支付。 第五条，上述股权转让的变更登记手续应于本协议生效后的 60 日内办理完毕。 第六条，双方权利和义务

6.1 本次转让过户的手续完成后，乙方即具有四川保险代理有限责任公司的 33.43%的股份， 享有相应的权益。

6.2 本次转让事宜在完成前，甲乙双方均应对本次转让事宜及涉及的一切内容予以保密。

6.3 乙方应按照本协议的约定，按时支付股东转让的条款。

6.4 甲乙双方应对办理批交，变更登记等法律程序提供必要协助与配合。

6.5 自股权变更登记手续办理完毕之日起，甲方不再享受有关公司任何权利。

6.6 甲方承诺作为公司股东期间所获得公司任何专有资讯(包括但不限于财务状况、客户资 源及业务渠道等等）承担严格的保密责任，不会以任何方式提供给第三方占有或使用，亦不 会用于自营业务。
第七条：违约责任

7.1 本协议正式签订后，任何一方不履行或不完全履行本协议约定条款的，即构成违约。违 约方应当负责赔偿其违约行为给守约方造成的一切直接经济损失。

7.2 任何一方违约时，守约方有权要求违约方继续履行本协议。 第八条：协议的变更和解除

8.1 本协议的变更，必须经双方共同协商，并订立书面的变更协议。如协商不能达成一致， 本协议继续有效。

8.2 在任何一方违约时，守约方有权要求违约方继续履行本协议。

8.3 双方一致同意终止本协议的履行时，须订立书面协议，经双方签字盖章后方可生效。 第九条：适用的法律及争端的解决

9.1 本协议适用中华人民共和国的法律。

9.2 凡因履行本协议所发生的或本协议有关的一切争议，双方应当通过友好协商解决；如协 商不成，任何一方都有权提起诉讼。

第十条：本协议经双方签字盖章后生效，本合同正本一式三份，甲方持有一份，乙方持有一
份，报审批机关一份。
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Person signs and stamps on this page for this share transfer.

Signature and stamp of the assignor:

Signature and stamp of the transferee:

Date: September 6, 2010